Exhibit 99.1

Enliven Therapeutics Closes Merger with Imara and Private Placement of $165 Million

February 23, 2023

Combined company will be focused on advancing Enliven’s clinical-stage pipeline of precision oncology programs

Shares to trade on Nasdaq under the new ticker symbol “ELVN” on February 24, 2023

Combined company is expected to have cash runway into early 2026

BOULDER, Colo., Feb. 23, 2023 (GLOBE NEWSWIRE) — Enliven Therapeutics, Inc. (Enliven) (Nasdaq: ELVN), a clinical-stage precision oncology company focused on the discovery and development of next-generation small molecule kinase inhibitors, today announced the completion of its previously announced merger. The combined company will operate under the name, Enliven Therapeutics, Inc., and its shares will trade on the Nasdaq Global Select Market on February 24, 2023 under the ticker symbol “ELVN”.

Concurrent with the merger, Enliven completed a $165 million private placement co-led by new investors Fairmount and Venrock Healthcare Capital Partners, with participation from additional new investors, including Fidelity Management & Research Company, RA Capital Management, Frazier Life Sciences and Commodore Capital, and support from all of Enliven’s existing institutional investors. Following the transaction, Enliven is expected to have a cash runway through multiple clinical milestones and into early 2026.

“We are thrilled to complete this merger, which will accelerate the development of our differentiated pipeline of small molecule kinase inhibitors to address existing and emerging unmet needs in oncology,” said Sam Kintz, MBA, Enliven’s Co-founder and Chief Executive Officer. “We are thankful to have stockholder support and a well-respected syndicate of new and existing investors. With a strong financial position, growing pipeline and experienced team, we are well positioned to achieve multiple clinical milestones with our two parallel lead programs and build a leading precision oncology company.”

“We are pleased to announce the completion of our merger with Enliven, which represents an exciting opportunity for our stockholders,” said Rahul Ballal, Ph.D., former President and Chief Executive Officer of Imara. “Enliven has built a promising clinical-stage pipeline of next-generation kinase inhibitors, and we believe in the ability of the team to deliver value to both stockholders and patients.”

Enliven’s Precision Oncology Portfolio

The combined company will focus on advancing Enliven’s pipeline of small molecule kinase inhibitors. The company’s two parallel lead product candidates are in the clinic:

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ELVN-001: a potent, highly selective kinase inhibitor designed to specifically target the BCR-ABL gene fusion, the oncogenic driver for patients with chronic myeloid leukemia (CML). ELVN-001 is being evaluated in a Phase 1 clinical trial in adults with CML. To learn more, please visit www.clinicaltrials.gov (NCT05304377).

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ELVN-002: a potent, selective and irreversible HER2 inhibitor with activity against various HER2 mutations, including Exon 20 insertion mutations (E20IMs) in non-small cell lung cancer (NSCLC), for which there are currently no approved small molecule inhibitors. A Phase 1 clinical trial has been activated to evaluate ELVN-002 in people with cancers harboring an abnormal HER2 gene. To learn more, please visit www.clinicaltrials.gov (NCT05650879).

Enliven is also screening and optimizing the chemistry for multiple programs and expects to make a product candidate nomination for its third program in the first half of 2023.

Transaction Details

In connection with the closing of the merger, Imara enacted a 1-for-4 reverse stock split of its common stock and issued one contingent value right (each, a “CVR”) for each outstanding share of Imara common stock held by stockholders of Imara as of February 22, 2023 (which such CVRs are non-transferrable). Following the reverse stock split and closing of the merger, there are approximately 41.1 million shares of the combined company’s common stock outstanding, with prior Imara stockholders owning approximately 16% and prior Enliven stockholders (including investors in the private placement) holding approximately 84%. There will also be approximately 3.6 million options outstanding with a weighted average strike price of $5.40. Additionally, Rahul Ballal, Ph.D., Imara’s previous President and Chief Executive Officer, has joined Enliven’s board of directors.

Goldman Sachs & Co., LLC, Jefferies and Cowen served as financial advisors and placement agents to Enliven. Wilson Sonsini Goodrich & Rosati served as legal counsel to Enliven, and Cooley as legal counsel to the placement agents. SVB Securities served as the exclusive financial advisor and WilmerHale as legal counsel to Imara.

About Enliven Therapeutics

Enliven Therapeutics is a clinical-stage biopharmaceutical company focused on the discovery and development of small molecule inhibitors to help patients with cancer live not only longer, but better. Enliven aims to address existing and emerging unmet needs with a precision oncology approach that improves survival and enhances overall patient well-being. Enliven’s discovery process combines deep insights from clinically validated biological targets and differentiated chemistry to design potentially first-in-class or best-in-class therapies. Enliven is based in Boulder, Colorado.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended (Securities Act)) concerning Enliven and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Enliven, as well as assumptions made by, and information currently available to, management of Enliven. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements in this communication include, but are not limited to, statements regarding the potential of, and expectations regarding, Enliven’s programs, including ELVN-001 and ELVN-002; the expected timing to make a product candidate nomination for Enliven’s third program; expectations regarding the sufficiency of the combined company’s capital resources and cash runway; statements by Enliven’s Co-founder and Chief Executive Officer; and statements by Imara’s former President and Chief Executive Officer. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the limited operating history of Enliven; the significant net losses incurred since its inception; the ability to generate revenue and achieve or maintain profitability; the ability to advance product candidates through preclinical and clinical development; the ability to obtain regulatory approval for, and ultimately commercialize, product candidates; the outcome of preclinical testing and early clinical trials for product candidates; Enliven’s limited resources; the decision to develop or seek strategic collaborations to develop Enliven’s current or future product candidates in combination with other therapies; Enliven’s lack of experience in commercializing a product candidate; the ability to attract, hire, and retain skilled executive officers and employees; the ability of Enliven to protect its intellectual property and proprietary technologies; the scope of any patent protection Enliven obtains or the loss of any of Enliven’s patent protection; the ability to prevent competitors from commercializing similar or identical product candidates; and reliance on third parties, contract manufacturing organizations, and contract research organizations. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Enliven’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC as well as the registration statement on Form S-4, as amended, filed with the SEC by Enliven. Enliven can give no assurance that the conditions to the proposed transactions will be satisfied. Except as required by applicable law, Enliven undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

This press release contains hyperlinks to information that is not deemed to be incorporated by reference into this press release.

Contact:

Enliven Investors & Media:

Argot Partners

Enliven@argotpartners.com